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                                                                Exhibit 10.5.2.2

                                 AMENDMENT NO. 1
                    TO THE DISTRIBUTION AND LICENSE AGREEMENT
                                     BETWEEN
                         ASK JEEVES INTERNATIONAL, INC.
                                       AND
                        KABUSHIKI KAISHA ASK JEEVES JAPAN

      This Amendment No. 1 to the Distribution and License Agreement between Ask Jeeves International, Inc., and Kabushiki Kaisha Ask Jeeves Japan, dated August 31, 2000, (the "License Agreement") is entered into this 1st day of December 2000. Unless expressly stated otherwise, capitalized terms appearing herein shall have the same meanings as those provided in the License Agreement.

      The following terms and conditions are hereby amended by unanimous consent of the parties.

      1.0   THE INITIAL AGREED FEE

      1.1 The Initial Agreed Fee defined in Subsection a of Section 5 of the License Agreement ("PAYMENT OBLIGATIONS OF THE KK") is revised to read "|*| Dollars ($|*|); and

      1.2 Subparagraph (iii) of Subsection a of Section 5 of the License Agreement is revised to read "|*| Dollars ($|*|).

      2.0   INTERNATIONALIZATION AND LOCALIZATION

      2.1 The following provision is added to the first sentence of Subsection e of Section 5 of the License Agreement: "provided, however, that the obligation of the KK to provide for all Internationalization of the AJ Software and Updates shall expire six (6) years from the Effective Date."

      All other terms and conditions of the License Agreement shall continue in full force and effect consistent with the amendments agreed to herein.

      IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the date first written above.

KABUSHIKI KAISHA ASK JEEVES JAPAN:

By: /s/ Yoshiharu Yamanaka
   ------------------------------------

Name: Yoshiharu Yamanaka
     ----------------------------------

Title: CEO Ask Jeeves Japan Co. Ltd.
      ---------------------------------


ASK JEEVES INTERNATIONAL, INC.:

By:   /s/ George Lichter
   ------------------------------------

Name: George Lichter
     ----------------------------------
Title:
      ---------------------------------

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|*|   Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.